UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(a)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-2

NAPCO SECURITY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]
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NAPCO SECURITY TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 10, 2013

Dear Fellow Stockholder:

The Annual Meeting of the Stockholders of NAPCO Security Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices at 333 Bayview Avenue, Amityville, New York, on Tuesday,  December 10 , 2013, at 12:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	Election of two directors to serve for a term of three years and until their successors are elected and qualified;

2.	Ratification of the selection of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accountants for fiscal 2014;

3.	An advisory vote to approve the compensation of our named executive officers;

4.	An advisory vote on the frequency of future votes on approval of named executive officer compensation; and

5.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record at the close of business on October 30, 2013 are entitled to notice and to vote at the Annual Meeting or any adjournment thereof.

By order of the Board of Directors,

Richard L. Soloway, Secretary

October 31, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To be Held on December 10, 2013

Copies of this proxy statement, form of proxy card and our 2013 annual report are available at www.napcosecurity.com/2013annualmeeting.pdf.  The Board recommends a vote FOR the nominated slate of directors (see page 5); FOR the ratification of Baker Tilly Virchow Krause  LLP as the independent public accountants for fiscal 2014; FOR the advisory vote to approve the compensation of our named executive officers; and FOR every three years frequency of future stockholder votes on approval of named executive officer compensation.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND.
YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2013

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (“Common Stock”), of NAPCO Security Technologies, Inc. (the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting following Fiscal Year 2013, to be held on December 10, 2013, and at any adjournment thereof (the “Meeting”), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company’s office or at the Meeting. Stockholders attending the Meeting may vote their shares in person. This Proxy Statement and the form of proxy will first be mailed to the stockholders on or about October 31, 2013.  A copy of the 2013 Annual Report of the Company, including financial statements, is being mailed herewith.

Only stockholders of record at the close of business on October 30, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 19,378,946 shares of Common Stock.

On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote. At the Meeting, the holders of record of Common Stock will vote on Item 1, the election of two directors; Item 2, the ratification of the selection of Baker Tilly Virchow Krause LLP as the independent registered public accountants; Item 3, the advisory vote on approval of the executive compensation of the Company’s named executive officers; Item 4, the advisory vote on the frequency of the advisory votes to approve named executive officer compensation; and, Item 5, the transaction of any other business as may properly come before the Meeting and requires a vote of the stockholders.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.  A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Each of Items 2 and 3 must be approved by a majority of votes cast on the matter by the holders of the shares present at this meeting and entitled to vote on such matter.  A plurality of the votes cast at the meeting by stockholders entitled to vote on Item 4 will determine whether future stockholder advisory votes on executive compensation will occur every year, every two years, or every three years.  A properly executed proxy marked “ABSTAIN” with respect to the ratification of the independent registered public accountants will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Abstentions will have no effect on the vote for Items 2, 3 and 4.

If you do not specify on your proxy card how you want to vote your shares, we will vote them “FOR” the election of all nominees for director as set forth under “Election of Nominees for Directors” below, “FOR” the ratification of Baker Tilly Virchow Krause LLP as the Company’s independent registered public accountants for 2014, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in this proxy statement and “FOR” the approval, on an advisory basis, of conducting an advisory vote on the compensation of our named executive officers every three years.

If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal.  Under stock exchange rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters.  Uninstructed brokers have discretionary voting power as to ratification of Baker Tilly Virchow Krause LLP as our independent registered public accountants (Item 2), which is considered a routine matter.  Uninstructed brokers do not have discretionary voting power as to election of the two nominees for director (Item 1), the advisory vote on executive compensation (Item 3), or the advisory vote on the frequency of future votes on executive compensation (Item 4), all of which are considered non-routine matters.  A bank or brokerage firm may not vote your shares with respect to the non-routine matters if you have not provided instructions.  This is called a “broker non-vote.”

THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE
AND RETURN THE ENCLOSED PROXY CARD.

Item 1:  Election of Directors

The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2016. The terms of the other two classes of continuing directors expire at the Annual Meetings of Stockholders after fiscal year end 2014 and 2015, respectively.

Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Richard L. Soloway and Kevin S. Buchel, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders in 2016 and until his successor is elected and qualified.

Each of Messrs. Soloway and Buchel has consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.

The names of, and certain information concerning, the nominees and the continuing directors are set forth below.  Also set forth below is a description of the experience, qualifications, attributes or skills that caused the Nominating Committee and Board of Directors to determine that the person should serve as one of our directors.

Name and Age	Principal Occupation	Director Since

Nominees for election to serve until Annual Meeting of Stockholders following Fiscal Year 2016:

Richard L. Soloway (67)	Chairman of the Board of Directors, President and Secretary of the Company.	1972

Kevin S. Buchel (60)	Senior Vice President of Operations and Finance and Treasurer of the Company.	1998

Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2014:

Andrew J. Wilder (62)	Officer of Israeloff, Trattner & Co., independent certified public accountants.	1995

Arnold Blumenthal (86)	Group Publisher Emeritus, Security Dealer and Locksmith Ledger magazines, Publisher Security Line and Editor of Metropolitan Burglar/Fire Alarm Association (“MBFAA”).	2001
Directors to serve until Annual Meeting of Stockholders following Fiscal Year 2015:

Paul Stephen Beeber (69)	Licensed Attorney in New York State.	2004

Randy B. Blaustein (61)	Principal of R.B. Blaustein & Co.	1985

Donna A. Soloway (65)	Columnist for SDM (Security Distribution and Marketing) magazine; member of the Board of Directors of the Alliance of the Guardian Angels; member of the Board of Directors of Lifeline. Ms. Soloway is the wife of Richard L. Soloway, the Chairman and President of the Company.	2001

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF MESSRS. SOLOWAY AND BUCHEL

Nominees

Mr. Soloway has been the Company’s Chairman of the Board of Directors since October 1981, President since 1998, and Secretary since 1975.

The Company believes Mr. Soloway’s qualifications to serve as a director include his over forty years’ experience in the security industry and his broad knowledge and understanding of the Company and its operations derived from his thirty-two year service as its Chairman and fifteen year service as its President.

Mr. Buchel has been Senior Vice President of Operations and Finance since April 1995 and Treasurer since May 1998.

The Company believes Mr. Buchel’s qualifications to serve as a director include his understanding of the Company and its operations derived from eighteen years as our Senior Vice President of Operations and Finance and fifteen years as Treasurer.

Continuing Directors

Mr. Wilder has been an officer of Israeloff, Trattner & Co., independent certified public accountants, since 1990.

The Company believes Mr. Wilder’s qualifications to serve as a director include extensive experience in finance and financial reporting and his corporate governance experience.  Our Board of Directors has determined that Mr. Wilder is an audit committee financial expert.

Mr. Blumenthal has been Group Publisher Emeritus, Security Dealer and Locksmith Ledger magazines, Publisher Security Line and Editor of MBFAA since 2004, V.P. of Government Security News from 2004 through 2007 and Group Publisher of Security Group of Cygnus Publishing from 1999 through 2003.

The Company believes Mr. Blumenthal brings significant experience and knowledge of the security industry, specifically in the area of sales management, strategic planning and business development acquired during his career in the security business.

Mr. Beeber has been a Licensed Attorney in New York State since 1970, focusing on elder law, estate planning and real estate.

The Company believes Mr. Beeber provides practical and legal guidance, insight and perspective with regard to the operations and strategies of the Company and has a deep understanding of the Company as well as its customer and supplier agreements.

Mr. Blaustein has been has been a Principal in the accounting firm of R.B. Blaustein & Co. since December 2000 and was a Partner in the accounting firm of Blaustein, Greenberg & Co. from July 1991 to November 2000.  He has been an attorney since October 1980, specializing in general business and tax matters, and author of six books and numerous articles.

The Company believes Mr. Blaustein brings significant tax and financial expertise, including insight into complex tax issues acquired over his thirty-two year legal career.

Ms. Soloway has been a columnist for several security industry publications since 1992 including Security Dealer and Security Distribution and Marketing (SDM).  She also has served on the Board of Directors for the Security Industry Association (SIA) and several of its committees including the Show Planning Committee, the Awards Committee and the SAINTS Committee (Safety, Awareness and Independent through Security).  She is currently a board member of Lifeline as well as the Alliance of the Guarding Angels.

The Company believes Ms. Soloway brings significant experience and knowledge of the security industry, specifically in the areas of customer relations, marketing and sales management.

Other Directorships

During the past five years, none of the directors or nominees has been a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940, except that Mr. Wilder was a director of YTB International, Inc.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal and Andrew J. Wilder.

Board Leadership Structure

The Board does not have a policy as to whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate.  The Board believes that it should be free to make a choice on the leadership structure of the Board from time to time in any manner that is in the best interests of the Company and its stockholders.  Currently, and since 1998, Mr. Soloway has served as the Chairman of the Board, CEO and President.

The Board of Directors has not elected a Lead Independent Director.  Mr. Wilder, an Independent Director and Chair of the Audit Committee, leads the executive sessions of the Independent Directors.

Board Oversight of Risk

The Company faces a variety of risks including strategic and operational risks, financial and liquidity risks, compliance risks and financial reporting risks.  The Board exercises its oversight of the Company’s risks through regular reports to the Board from the Chief Executive Officer, and other members of management on areas of material risk, actions and strategies to mitigate those risks and the effectiveness of those actions and strategies.

In addition, the Board oversees risk through oversight by the Audit Committee.  The Audit Committee discusses with management the Company’s policies with respect to risk assessment and risk management, including the Company’s financial risk exposures and the steps management has taken to monitor and control its risks.  Members of senior management with responsibility for oversight of particular risks report to the Audit Committee periodically throughout the year on aspects of the Company’s risk management.

Board Structure and Committee Composition

The Board maintains three standing committees: Audit, Compensation, and Nominating.  Each Committee is composed entirely of independent directors as defined in the applicable NASDAQ Listing Standards.

During fiscal 2013, the Board held six meetings.  Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.

Directors are expected to attend the Company’s annual meetings of stockholders.  All directors attended the last annual meeting of stockholders on December 17, 2012.

NAPCO maintains an “Investors” section on its website, www.napcosecurity.com, setting forth the Company’s committee charters for the Audit, Compensation and Nominating Committees.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held five meetings in fiscal year 2013.  The current members of the Audit Committee are Andrew J. Wilder (Chairman), Paul Stephen Beeber and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.

The report of the Audit Committee is included in this proxy statement on page 13.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executives. The Committee determines individuals to be granted options under the 2012 Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan.  The current members of the Compensation Committee are Randy B. Blaustein (Chairman), Andrew J. Wilder, and Arnold Blumenthal.

The Compensation Committee held three meetings in fiscal year 2013.

Neither the Committee nor the Company has engaged a compensation consultant.

Nominating Committee

The Nominating Committee reviews and makes recommendation to the Board regarding potential candidates for nomination as director.

The Nominating Committee held one meeting in fiscal year 2013. The current members of the Nominating Committee are Arnold Blumenthal (Chairman), Andrew J. Wilder and Randy B. Blaustein.

Director Nomination Process

In connection with the director selection and nomination process, the Nominating Committee reviews the composition of the Board as a whole and considers the experience, mix of skills and other qualities necessary to assure appropriate Board composition, taking into account the current Board members and specific needs of the Company and the Board.  The Nominating Committee considers the requirement that at least a majority of the Board members be independent as required by applicable laws and regulations and also considers any specific expertise necessary for members of Board committees.

The Nominating Committee has adopted a process as follows.  It will consider candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates will be screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures will apply to all candidates for director nomination, including candidates submitted by stockholders.

The Company’s general criteria for the nomination of director candidates, include the following:

- the candidates’ personal and professional ethics, integrity and values,
- mature judgment,
- management, accounting or finance, industry and technical knowledge,
- demonstrated skills in his/her area of present or past professional or business responsibility,
- an ability to work effectively with others,
- sufficient time to devote to the affairs of the Company and
- freedom from conflicts of interest.

The Nominating Committee and the Board seek to identify nominees for election to the Board who, taken together, create a Board with the collective knowledge and experience, derived from the skills and experience of its individual members in a variety of areas that are important to the Company, including industry knowledge and experience, executive management, finance and strategic planning.  The information as to each director set forth above on pages 6-8 includes a description of the experience, qualification, attributes or skills that were considered by the Nominating Committee and Board to determine that the individual nominee should serve as a director of the Company.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.

Stockholder Nominees

The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Chair - Nominating Committee
NAPCO Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention:  Secretary

Communications with the Board

You can contact any Director by writing to such Director:

c/o NAPCO Security Technologies, Inc.
333 Bayview Ave.
Amityville, NY 11701
Attention:  Secretary

The Secretary will promptly forward any communication unaltered to the Director.

Policy With Respect to Related Person Transactions

It is the Company’s policy, set forth in writing, not to permit any transaction in which the Company is a party and in which executive officers or directors, their immediate family members, or 5% shareholders have or will have a direct or indirect interest unless approved by the Audit Committee of the Board of Directors, other than

1.	transactions available to all employees;

2.	transactions involving compensation or business expense reimbursement approved by the Compensation Committee or by disinterested members of the Board of Directors; or

3.	transactions involving less than $120,000 when aggregated with all similar transactions.

Any issues as to the application of this policy shall be resolved by the Audit Committee of the Board of Directors.  A copy of our Statement of Policy with Respect to Related Person Transactions is available at the Company’s website, www.napcosecurity.com, under the “Investors” caption.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Baker Tilly Virchow Krause LLP (“Baker Tilly”);

2.
The Audit Committee has discussed with Baker Tilly the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.
The Audit Committee has received from Baker Tilly the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence, and has discussed with Baker Tilly, Baker Tilly’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2013 filed with the Securities and Exchange Commission.

The Audit Committee:

Andrew J. Wilder, Chairman
Paul Stephen Beeber
Arnold Blumenthal

COMPENSATION OF DIRECTORS

The total fiscal year 2013 compensation of non-employee Directors is shown in the following table.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Paul Stephen Beeber	$24,000	-	$24,000
Randy B. Blaustein (2)	24,000	$6,000	30,000
Arnold Blumenthal	24,000	-	24,000
Donna A. Soloway	20,000	-	20,000
Andrew J. Wilder	28,000	-	28,000

(1)
Each director who is not an employee, other than Mr. Blaustein, receives $5,000 for each Board of Directors meeting attended.  Mr. Blaustein receives $6,000 for each Board of Directors meeting which compensates him for his services as a director as well as for his service as Chair of the Compensation Committee.  Mr. Wilder, as Chairman of the Audit Committee, receives $2,000 for each Audit Committee meeting attended and each of Messrs. Beeber and Blumenthal receives $1,000 for each Audit Committee meeting attended.

(2)	During the fiscal year ended June 30, 2013, the Company retained Mr. Blaustein as special counsel for certain general business and tax related matters. Fees for such services were $6,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 (“reporting person”), failed to file on a timely basis one or more reports during such fiscal year except that Paul Stephen Beeber filed one late Form 4 reporting the purchase of an aggregate of 800 shares of Common Stock of the Company in four separate purchases.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Each executive officer of the Company holds office until the annual meeting of the Board of Directors and his successor is elected and qualified, or until his earlier death, resignation, or removal by the Board. The Company has adopted a Code of Ethics for directors and employees, including its executive officers. There are no family relationships between any director or officer of the Company, except Richard L. Soloway and Donna A. Soloway, his wife. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company, all positions and offices with the Company held by them, and the period during which they have served in these positions.

Name and Age	Position and Office with the Company, Term of Office and Five-Year Employment History

Richard L. Soloway (67)	Chairman of the Board of Directors since October 1981; President since 1998; and Secretary since 1975.

Kevin S. Buchel (60)	Senior Vice President of Operations and Finance since April 1995; Treasurer since May 1998.

Jorge Hevia (55)	Senior Vice President of Corporate Sales and Marketing since May 1999; Vice President of Corporate Sales and Marketing from October 1998 to May 1999.

Michael Carrieri (55)	Senior Vice President of Engineering Development since May 2000; Vice President of Engineering Development from September 1999 to May 2000.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer, our Chief Financial Officer and an additional two of our most highly compensated executive officers during fiscal years 2013 and 2012 of the Company.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)

Richard L. Soloway, (1) Chairman of the Board of Directors, President and Secretary	2013 2012	$599,531 598,949	$70,000 __	$79,470 75,565	$749,001 674,514
Kevin S. Buchel, (2) Senior Vice President of Operations and Finance and Treasurer	2013 2012	266,247 266,134	25,000 __	10,297 10,016	301,544 276,150
Jorge Hevia, (2) Senior Vice President of Corporate Sales and Marketing	2013 2012	287,132 287,010	20,000 __	11,453 11,333	318,585 298,343
Michael Carrieri, (2) Senior Vice President of Engineering Development	2013 2012	256,731 247,782	15,000 __	7,671 7,591	279,402 255,373

(1)
All other compensation for Mr. Soloway for fiscal 2013 includes payment of health and life insurance premiums of $26,445 and automobile expenses of $50,160.   All other compensation for Mr. Soloway for fiscal 2012 included payment of health and life insurance premiums of $26,964 and automobile expenses of $45,763.

(2)	All other compensation for Messrs. Buchel and Hevia includes payment of life insurance premiums and automobile expenses and for Mr. Carrieri, includes payment of health insurance premiums.

Outstanding Equity Awards at Fiscal Year-End

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Richard L. Soloway	135,000	-	2.091	03/19/14
	56,250	-	5.227	03/15/15
	37,500	-	11.160	03/24/16
	25,000	-	6.620	10/26/16
	25,000	-	5.890	10/09/17

Kevin S. Buchel	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	5,000	-	5.350	10/09/17

Michael Carrieri	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	5,000	-	5.350	10/09/17

Jorge Hevia	27,000	-	1.900	03/19/14
	22,500	-	5.733	11/21/15
	5,000	-	6.020	10/26/16
	5,000	-	5.350	10/09/17

Option Grants

No options were granted to Messrs. Soloway, Buchel, Carrieri or Hevia in fiscal 2013.

Employment Agreements and Potential Payments Upon Termination or Change in Control

The Company has an employment agreement with each of Richard L. Soloway and Jorge Hevia.  The agreement with Mr. Soloway, entered into on June 26, 2003, is for a five year period, and then year to year unless notice of termination is given at least six months prior to the end of the then applicable term.  The Agreement provides for a minimum annual salary to be adjusted for inflation and discretionary annual incentive compensation.  Mr. Soloway’s agreement contains non-compete restrictions during his employment and for one year after termination for any reason.  The agreement also provides for termination payments to Mr. Soloway upon death, disability, termination by the Company other than for Cause, as defined, termination by Mr. Soloway for Good Reason, as defined, and termination by Mr. Soloway in the event of a change in control.  In the event of death, the termination payment equals one year’s salary payable over one year plus a bonus calculated on a pro rata basis through the end of the fiscal quarter immediately preceding death.  In the event of disability, the Company must pay Mr. Soloway an amount equal to 60% of his annual salary through the term of the agreement plus his bonus on a pro rata basis through the end of the fiscal quarter preceding the sixth month of his disability.  In the event the Company terminates Mr. Soloway other than for Cause or if Mr. Soloway terminates for Good Reason, the Company must pay Mr. Soloway, in a lump sum, an amount equal to three times his annual salary plus the bonus paid to him for the year prior to his termination.  If during the term there should be a change in control, then Mr. Soloway is entitled to terminate his employment, and the Company is required to pay him, an amount equal to 299% of the average of the prior five calendar years’ total compensation, subject to certain limitations.  The Company’s option plans provide for the accelerated vesting of unvested options upon a change in control.

Had Mr. Soloway’s employment terminated on June 30, 2013 after a change in control, the Company would have been required to pay him $1,744,557 pursuant to his employment agreement.  Under such agreement, had Mr. Soloway’s employment terminated on June 30, 2013 on account of (i) death, (ii) disability or (iii) by the Company other than for Cause, or by Mr. Soloway for Good Reason, the Company would have been required to pay him $607,781, $364,669 and $1,823,343, respectively.

Mr. Hevia’s agreement terminates in October 2014.  The agreement, as amended, provides for an annual salary of $274,400 during fiscal 2013 and 2014, respectively. Mr. Hevia’s agreement provides for payment equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause or upon a change in control of the Company.  Had either of such events occurred on June 30, 2013, the Company would have been required to pay him $218,313.

In addition, the Company has a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause.  Had Mr. Buchel’s employment been terminated on June 30, 2013 non-voluntarily without cause, the Company would have been required to pay him $202,433, pursuant to such severance agreement.

Each of the severance agreements with Mr. Hevia and Mr. Buchel contains non-compete restrictions for three years after the employee’s termination of employment.

Certain Transactions

On December 10, 2012 the Company repurchased 128,588 shares of its Common Stock from its Chief Executive Officer, Richard L. Soloway.  The purchase price was $3.38 per share, the previous business day’s closing price on NASDAQ, for an aggregate purchase price of $434,627.44.  The repurchase was to provide Mr. Soloway with funds for the tax liability associated with the exercise of 675,000 options granted to him under the Company’s 2002 Employee Stock Option Plan and to eliminate the sale by Mr. Soloway on the market of a substantial number of shares to fund such tax liability.  The repurchase by the Company was approved by the Board of Directors of the Company, including all of the independent directors.

On September 17, 2013 the Company repurchased 50,000 shares of its Common Stock from its Chief Executive Officer, Richard L. Soloway.  The purchase price was $5.70 per share, the previous business day’s closing price on NASDAQ, for an aggregate purchase price of $285,000.  The repurchase was to provide Mr. Soloway with the funds for the tax liability associated with the exercise of 135,000 options granted to him under the Company’s 2002 Employee Stock Option Plan.  The repurchase by the Company was approved by the Board of Directors of the Company, including all of the independent directors

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table, together with the accompanying footnotes, sets forth information as of October 26, 2013, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company’s outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock (2)
Richard L. Soloway c/o the Company 333 Bayview Avenue Amityville, NY 11701	6,361,408	32.6%

Alexander Capital Advisors LLC 111 Elm Street New Canaan, CT 06840(3)	2,473,084	12.8%

Gagnon Securities LLC 1370 Avenue of the Americas Suite 2400 New York, NY 10019(4)	1,089,709	5.6%

Kevin S. Buchel	347,376	1.8%
Jorge Hevia	227,692	1.2%
Michael Carrieri	151,000	*
Andrew J. Wilder	101,120	*
Randy B. Blaustein	110,750	*
Donna A. Soloway	34,160	*
Paul Stephen Beeber	5,800	*
Arnold Blumenthal	9,575	*

All executive officers and directors as a group (9 in number)	7,348,881 (5)	37.4%

*	Less than 1%

(1)
This number includes the number of shares that a person has a right to acquire within sixty (60) days (Soloway –153,750, Buchel –37,500, Hevia –37,500, Carrieri –37,500, Wilder – 1,000, Blaustein – 1,000, D. Soloway – 1,000, Beeber – 1,000 and Blumenthal – 1,000).

(2)
Percentages for each person or the group are computed on the basis of 19,378,946 shares of Common Stock outstanding on October 26, 2013, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.

(3)
Based on information set forth in Form 13G/A filed with the Securities and Exchange Commission reporting beneficial ownership as of December 31, 2012.  According to the filing, Alexander Capital Advisors LLC has sole power to vote or direct the vote of 910,250 shares and the sole power to dispose or direct the disposition of 2,473,084 shares.

(4)
Based on information set forth in Form 13G filed with the Securities and Exchange Commission reporting beneficial ownership as of December 31, 2012.  According to the filing, Gagnon Securities LLC has shared power to vote or direct the vote of 1,089,709 shares and shared power to dispose or direct the disposition of 1,089,709 shares.

(5)
This number of shares includes (i) 7,057,631shares as to which officers and directors have sole voting and investment power, and (ii) 291,250 shares that officers and directors have the right to acquire within sixty (60) days.

Item 2.  Proposal to Ratify the Selection of Independent Registered Public Accountants

Baker Tilly served as the Company’s independent registered public accountants during fiscal 2013 and, subject to ratification by our stockholders at the Annual Meeting, has been selected to serve as our independent registered public accountants for fiscal 2014.  Baker Tilly’s predecessor, Holtz Rubenstein Reminick LLP (“HRR”), has audited our financial statement since fiscal 2009.  A representative of Baker Tilly will be present at the annual meeting, with an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

If the selection of Baker Tilly is not ratified, or if before the next Annual Meeting of Stockholders it declines to act or otherwise becomes incapable of acting, or if its engagement is otherwise discontinued by the Audit Committee, the Audit Committee will appoint other independent registered accountants whose engagement for any period after the next Annual Meeting will be subject to stockholder approval at that meeting.

Change in Certifying Accountant

On June 3, 2013, the Company was informed by its independent registered public accounting firm, HRR, that it has combined its practice (the “Merger”) with Baker Tilly effective as of June 1, 2013.  As a result of the Merger, HRR effectively resigned as the Company’s independent registered public accounting firm and Baker Tilly, as the successor to HRR following the Merger, became the Company’s independent registered public accounting firm.  The engagement of Baker Tilly was approved by the Audit Committee of the Company’s Board of Directors on June 3, 2013.

The principal accountant’s reports of HRR on the financial statements of the Company as of and for the years ended June 30, 2012 and June 30, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2012 and June 30, 2011 and through the effective date of the Merger, there were no disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HRR’s satisfaction would have caused HRR to make reference thereto in connection with its reports on the financial statements for such years.  During the years ended June 30, 2012 and June 30, 2011 and through June 1, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees

The fees billed for professional services for fiscal year 2013 and 2012 by Baker Tilly and HRR for professional services were as follows:

	Fiscal Year 2013	Fiscal Year 2012
Audit Fees (1)	$179,400	$171,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	14,200	13,600

(1)	Includes audit of financial statements, SAS 100 reviews and consultations for 2013 and 2012.

(2)	Includes services related to the audit of the Company’s employee benefit plan for the plan years ended December 31, 2013 and 2012.

The Audit Committee has considered whether the provision of the services described above under the headings “All Other Fees” is compatible with maintaining the auditor’s independence and determined that it is.  In fiscal year 2013, 100% of “All Other Fees” were approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Item 3.  Advisory Vote to Approve Named Executive Officer Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010 and Section 14A of the Securities and Exchange Commission Act of 1934 (the “Exchange Act”) require that the Company provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

The Compensation Committee and the Board believe that the Company’s compensation policies and procedures align with the long-term success of the Company and the interests of its stockholders.

We urge stockholders to read the Summary Compensation Table and the related compensation tables and narratives for more detailed information on the compensation of our named executive officers appearing at pages 16-19 of this proxy statement.

Accordingly, we ask our stockholders to vote on the following resolution at the 2013 Annual Meeting:

RESOLVED, that our stockholders approve, on an advisory basis, compensation for the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders
pursuant to the compensation disclosure rules of the Securities and
Exchange Commission, including the Summary Compensation
Table and other related tables and disclosure.

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Because your vote is advisory, it is not binding on us, our Board of Directors or the Compensation Committee of the Board.  However, the Compensation Committee will take into account the outcome of the vote and will evaluate whether any actions are necessary to address our stockholders’ concerns.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

Item 4.  Advisory Vote on Frequency of Future Votes on Executive Compensation

As required under the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking stockholders to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on executive compensation of the type described in Item 3 above.  By voting on this Item 4, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years.  Stockholders also may, if they wish, abstain from casting a vote on this Item.

This vote is advisory and not binding on the Company, our Board of Directors or the Compensation Committee in any way.  The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.  The Board may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes by the stockholders.

The Board and the Compensation Committee value the input of shareholders on the Company’s compensation practices.  However, the Board and the Compensation Committee also believe that a three-year cycle would give stockholders, management and the Compensation Committee time to evaluate the effectiveness of executive compensation on long-term company performance.  A three-year cycle would also provide the Compensation Committee sufficient time to thoughtfully respond to stockholders’ input and to implement any appropriate changes to our executive compensation program and to evaluate the results of such changes before the next stockholder advisory vote.  Therefore, after consideration, the Board and Compensation Committee believe that a three-year review of executive officer compensation is in the best interest of the stockholders and the Company.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
AND NOMINATION OF DIRECTORS

From time to time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2014 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2014 Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 333 Bayview Avenue, Amityville, New York 11701, not later than July 3, 2014. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2014 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than September 16, 2014.

Pursuant to the Company’s by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company not less than sixty (60) days prior to the date of meeting.

EXPENSES OF SOLICITATION

The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies of the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation.

Dated:  October 31, 2013
By Order of The Board of Directors

Richard L. Soloway, Secretary

Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on form 10-K for 2013, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission.  Any such request should be directed to Secretary, NAPCO Security Technologies, Inc., 333 Bayview Avenue, Amityville, New York 11701.  There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing such exhibits may be charged.

All stockholders are urged to fill in, sign and mail the enclosed proxy promptly whether or not you expect to attend the meeting.  If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
OF
NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard L. Soloway and Kevin S. Buchel, or either of them, each with full power of substitution, proxies of the undersigned to vote all shares of common stock of NAPCO Security Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 10, 2013 at 12:00 p.m. at the offices of the Company at 333 Bayview Avenue, Amityville, New York, and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED IN ITEM 1 ON THE REVERSE SIDE, A VOTE FOR THE APPROVAL OF ITEM 2, A VOTE FOR THE APPROVAL OF ITEM 3, AND A VOTE OF EVERY THREE YEARS ON ITEM 4.

Continued, and to be marked, dated and signed on the reverse side.
Please mail this proxy in the enclosed envelope as promptly as possible.

 ●       FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.napcosecurity.com/2013annualmeeting.pdf.

PROXY FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
OF
NAPCO SECURITY TECHNOLOGIES, INC.
333 Bayview Avenue
Amityville, New York 11701

			Please mark your vote like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2, ITEM 3 AND, UNDER ITEM 4, A VOTE OF EVERY THREE YEARS .

1.	ELECTION OF TWO DIRECTORS:	3.	ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF EXECUTIVE OFFICERS:
	Richard L. Soloway Kevin S. Buchel
	FOR □ WITHHOLD □ FOR □ WITHHOLD □		FOR □ AGAINST □ ABSTAIN □

2.	RATIFICATION OF BAKER TILLY VIRCHOW KRAUSE LLP AS THE COMPANY’S 2014 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:	4.	ADVISORY RESOLUTION TO DETERMINE THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE EXECUTIVE OFFICERS:
	FOR □ AGAINST □ ABSTAIN □		□ EVERY THREE YEARS □ EVERY TWO YEARS

			□ EVERY YEAR □ ABSTAIN

		5.	In accordance with their best judgment with respect to any other business that may properly come before the Annual Meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature_______________________________Signature________________________Date_______, 2013
Please sign as name(s) appear(s) hereon.  Proxies should be dated when signed.  While signing as attorney, executor, administrator, trustee or guardian, the full title of such should be given.  Only authorized officers should sign for a corporation.  If shares are registered in more than one name, each joint owner should sign.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE